UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07484

Nuveen Massachusetts Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report November 30, 2016

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	8

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Shareholder Meeting Report	14

Portfolios of Investments	15

Statement of Assets and Liabilities	28

Statement of Operations	29

Statement of Changes in Net Assets	30

Statement of Cash Flows	31

Financial Highlights	32

Notes to Financial Statements	35

Additional Fund Information	46

Glossary of Terms Used in this Report	47

Reinvest Automatically, Easily and Conveniently	49

NUVEEN	3

Chairman's Letter to Shareholders
Dear Shareholders,
After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy's strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year wound down, 2016 looked on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.
A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy "normalization" by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed's intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy's modest growth, the return to "full" employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.
The global economy stayed on a path of low growth overall. Some concerns eased in 2016: China managed a gradual slowdown, stabilizing commodity prices provided some relief to emerging markets and the U.K. and eurozone economies held steady despite the U.K.'s surprise vote to leave the European Union. However, other uncertainties have surfaced. The threat of protectionism and potential trade wars has risen amid the populist sentiment underscoring the Brexit majority and the election of Donald Trump, as well as appearing in campaign rhetoric across Europe as elections loom in 2017. Moreover, there are growing concerns that global central banks' unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently at or near zero across the developed world and only slightly higher than that in the U.S.; nonetheless, growth has remained subdued.
Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman  of the Board
 January 23, 2017

4	NUVEEN

Portfolio Manager's Comments
Nuveen Connecticut Quality Municipal Income Fund (NTC)
(formerly known as Nuveen Connecticut Premium Income Municipal Fund)
Nuveen Massachusetts Quality Income Municipal Fund (NMT)
(formerly known as Nuveen Massachusetts Premium Income Municipal Fund)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio manager Michael S. Hamilton discusses key investment strategies and the six-month performance of the Nuveen Connecticut and Massachusetts Funds. Michael assumed portfolio management responsibility for these Funds in 2011.
What key strategies were used to manage these Funds during the six-month reporting period ended November 30, 2016?
After declining in the first half of the reporting period, interest rates began to rise moderately at first then accelerated steeply in the aftermath of the November U.S. presidential election. Fixed income yields, including those of municipal bonds, ended the six-month reporting period higher. Municipal bond credit spreads also widened in this reporting period, driven by a reversal of investor flows from high yield municipal bond mutual funds. This environment was negative for municipal bond performance, leading the broad market lower for the reporting period as whole.
Despite the more challenging backdrop, our trading activity continued to focus on pursuing the Funds' investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds' positioning emphasized intermediate and longer maturities, lower-rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.
NTC's trading activity was fairly active in this reporting period. We bought credits from a range of sectors, including utilities, hospitals, higher education, local general obligation (GO) and special tax districts. Most of the cash to fund our buying came from called and maturing bonds. We also reinvested the proceeds from selling some non-insured Virgin Islands paper due to our credit

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager's Comments (continued)
concerns about the territory. Additionally, we sold a depreciated bond and replaced it with a similarly structured bond to realize a capital loss and boost the Fund's income. We also invested the proceeds from incremental preferred share offerings that were conducted as part of the overall management of the Fund's leverage. NMT's trading activity was relatively lighter. We sold some bonds with shorter calls to buy longer duration bonds, as well as depreciated bonds to increase the Fund's income.
As of November 30, 2016, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the six-month reporting period ended November 30, 2016?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year and ten-year periods ended November 30, 2016. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended November 30, 2016, the total returns at common share NAV for NTC and NMT lagged the returns for their respective state's S&P Municipal Bond Index and the national S&P Municipal Bond Index.
Positive contributors to the Funds' relative performance during this reporting period were credit quality allocations, sector allocations and credit selection, while duration and yield curve positioning detracted. In addition, the use of regulatory leverage was a dominant factor negatively affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Rising yields, with the longest end of the yield curve experiencing the largest increases, hampered the Funds' overweight positioning in longer duration bonds and their corresponding underweight allocations in shorter duration bonds. The Connecticut Fund's underweight to maturities of six years and shorter and overweight to maturities of eight years and longer were the main detractors. The Massachusetts Fund's underweight to the zero- to six-year segment and overweight to the 10- to 12-year segment were detrimental to relative performance. However, NMT modestly benefited from its underweight to durations 12 years and longer.
The Funds' credit quality allocations added value during the reporting period. Despite the negative impact of an underweight to AAA rated credits, NTC's underweight to AA rated, overweight to A rated and exposure to B rated and below, including non-rated bonds, provided relative gains. NMT was most helped by its overweight allocations to A, BB and non-rated bonds. We should point out that although the A rated category as whole underperformed the broad municipal market during this reporting period, our Funds' positioning within single A, shorter-dated (five years and less) call structures outperformed.
A similar theme emerged at the sector level. The Funds held overweight allocations in some of the more volatile and underperforming sectors, notably health care and utilities. However, because NTC and NMT tended to own health care (especially hospital) and utilities bonds with shorter call structures, which were less volatile than sectors as a whole, these sectors turned out to be positive contributors to performance. NMT's overweight to higher education and the "other revenue" sector also included exposure to shorter calls, which performed better than the overall higher education sector. (An example of an "other revenue" bond held by NMT is a bond issued by the Massachusetts Development Finance Agency for the Broad Institute, a genomic research center affiliated with MIT and Harvard.) Additionally, NMT benefited from an overweight to pre-refunded bonds, a group which outperformed due to its short duration, and underweight to tax-supported bonds such as dedicated tax and state GOs, segments which lagged in this reporting period.

6	NUVEEN

An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.
In terms of Puerto Rico holdings, shareholders should note that NTC and NMT had limited exposure to Puerto Rico debt, 0.85% and 0.58%, respectively, which was either insured or investment grade, as of the end of this reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but may do so in the future. Thus there is an increased risk that the organization acting as each Fund's pricing service may change, or that the Funds' pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund's shares.

NUVEEN	7

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Regulatory leverage had a negative impact on the performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the performance over the reporting period.
As of November 30, 2016, the Funds' percentages of leverage are as shown in the accompanying table.

	NTC	NMT
Effective Leverage*	39.61%	37.95%
Regulatory Leverage*	36.13%	35.75%

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE
As of November 30, 2016, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying table.

	VMTP Shares
		Shares Issued at
	Series	Liquidation Preference
NTC	2019	$112,000,000
NMT	2017	$74,000,000
During the current fiscal period, NTC refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NTC issued an additional $6,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on VMTP Shares and each Fund's respective transactions.

8	NUVEEN

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of November 30, 2016. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NTC	NMT
June 2016	$0.0550	$0.0590
July	0.0550	0.0590
August	0.0550	0.0590
September	0.0505	0.0560
October	0.0505	0.0560
November 2016	0.0505	0.0560
Total Distributions from Net Investment Income	$0.3165	$0.3450
Yields
Market Yield*	4.91%	5.00%
Taxable-Equivalent Yield*	7.25%	7.32%

*
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3% and 31.7% for Connecticut and Massachusetts, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of November 30, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NTC had a negative UNII balance while NMT had a positive UNII balance for reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of November 30, 2016, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NTC	NMT
Common shares cumulatively repurchased and retired	155,000	—
Common shares authorized for repurchase	1,455,000	935,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of November 30, 2016, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NTC	NMT
Common share NAV	$13.62	$14.23
Common share price	$12.34	$13.43
Premium/(Discount) to NAV	(9.40)%	(5.62)%
6-month average premium/(discount) to NAV	(7.57)%	(1.82)%

10	NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Connecticut Quality Municipal Income Fund (NTC)
 (formerly known as Nuveen Connecticut Premium Income Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NTC.
Nuveen Massachusetts Quality Municipal Income Fund (NMT)
 (formerly known as Nuveen Massachusetts Premium Income Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NMT.

NUVEEN	11

NTC
Nuveen Connecticut Quality Municipal Income Fund
(formerly known as Nuveen Connecticut Premium Income Municipal Fund)
Performance Overview and Holding Summaries as of November 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NTC at Common Share NAV	(6.74)%	(1.71)%	3.41%	4.02%
NTC at Common Share Price	(6.74)%	4.03%	2.72%	3.74%
S&P Municipal Bond Connecticut Index	(2.91)%	(0.24)%	2.35%	3.34%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	159.1%
Other Assets Less Liabilities	3.9%
Net Assets Plus Floating Rate Obligations & VMTP Shares, at Liquidation Preference	163.0%
Floating Rate Obligations	(6.4)%
VMTP Shares, at Liquidation Preference	(56.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	23.2%
Education and Civic Organizations	19.7%
Tax Obligation/General	17.4%
Tax Obligation/Limited	14.8%
Water and Sewer	11.3%
U.S. Guaranteed	7.8%
Other	5.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.0%
AA	55.0%
A	25.3%
BBB	2.6%
N/R (not rated)	3.1%
Total	100%

12	NUVEEN

NMT
Nuveen Massachusetts Quality Municipal Income Fund
(formerly known as Nuveen Massachusetts Premium Income Municipal Fund)
Performance Overview and Holding Summaries as of November 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMT at Common Share NAV	(5.12)%	0.27%	4.35%	4.58%
NMT at Common Share Price	(8.30)%	3.41%	4.71%	4.53%
S&P Municipal Bond Massachusetts Index	(3.42)%	(0.35)%	3.18%	4.04%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.7%
Other Assets Less Liabilities	1.9%
Net Assets Plus VMTP Shares, at Liquidation Preference	155.6%
VMTP Shares, at Liquidation Preference	(55.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	24.3%
Health Care	19.6%
U.S. Guaranteed	14.8%
Tax Obligation/Limited	11.0%
Tax Obligation/General	10.4%
Transportation	6.0%
Water and Sewer	6.0%
Other	7.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.5%
AA	40.2%
A	31.3%
BBB	5.9%
BB or Lower	2.1%
N/R (not rated)	2.0%
Total	100%

NUVEEN	13

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2016 for NMT; at this meeting the shareholders were asked to elect Board Members.

	NMT
	Common and
	Preferred
	shares
	voting together	Preferred
	as a class	Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	740
Withhold	—	—
Total	—	740
William J. Schneider
For	—	740
Withhold	—	—
Total	—	740
Judith M. Stockdale
For	8,624,534	—
Withhold	332,292	—
Total	8,956,826	—
Carole E. Stone
For	8,668,760	—
Withhold	288,066	—
Total	8,956,826	—
Margaret L. Wolff
For	8,668,874	—
Withhold	287,952	—
Total	8,956,826	—

14	NUVEEN

NTC
Nuveen Connecticut Quality Municipal Income Fund
(formerly known as Nuveen Connecticut Premium Income Municipal Fund)
	Portfolio of Investments	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 159.1% (100.0% of Total Investments)

	Education and Civic Organizations – 31.4% (19.7% of Total Investments)
$840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	AA	$856,733
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Refunding Series 2016L-1:
375	4.000%, 7/01/39	7/26 at 100.00	A2	367,601
2,825	4.000%, 7/01/46	7/26 at 100.00	A2	2,757,793
1,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,249,073
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O:
800	5.000%, 7/01/35	7/20 at 100.00	A–	866,896
4,000	5.000%, 7/01/40	7/20 at 100.00	A–	4,334,480
3,950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A–	4,311,149
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F:
440	5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	A2	465,406
1,510	5.250%, 7/01/19 – AMBAC Insured	No Opt. Call	A2	1,640,630
1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34	7/23 at 100.00	A1	1,139,276
7,030	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A–	7,605,405
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M:
260	5.000%, 7/01/34	7/26 at 100.00	A–	285,301
1,650	5.000%, 7/01/35	7/26 at 100.00	A–	1,806,387
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
250	5.125%, 7/01/26	7/21 at 100.00	BBB+	271,678
3,260	5.625%, 7/01/41	7/21 at 100.00	BBB+	3,539,545
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,500	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA	1,653,225
1,000	5.000%, 7/01/28 – AGM Insured	7/22 at 100.00	AA	1,094,060
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Loomis Chaffee School Issue, Series 2011-I:
560	5.000%, 7/01/23 – AGM Insured	7/21 at 100.00	A2	620,301
225	5.000%, 7/01/24 – AGM Insured	7/21 at 100.00	A2	249,536
17,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007, 5.050%, 7/01/42 (UB) (4)	7/17 at 100.00	AAA	17,352,070
5,580	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2013N, 5.000%, 11/01/31	11/23 at 100.00	AA–	6,276,217
2,425	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2016P-1, 5.000%, 11/01/28	11/26 at 100.00	AA–	2,800,463
515	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	561,860
58,270	Total Education and Civic Organizations			62,105,085

NUVEEN	15

NTC	Nuveen Connecticut Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 36.9% (23.2% of Total Investments)
$5,500	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare, Series 2015F, 5.000%, 7/01/45	7/25 at 100.00	A	$5,941,815
4,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	4,845,587
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
560	5.500%, 7/01/21 – RAAI Insured	1/17 at 100.00	AA	561,400
3,000	5.500%, 7/01/32 – RAAI Insured	1/17 at 100.00	AA	3,004,170
1,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Series 2010, 4.750%, 11/15/29	11/20 at 100.00	AA	1,067,610
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 2006H, 4.500%, 7/01/33 – AMBAC Insured	1/17 at 100.00	A	200,108
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B:
1,970	5.000%, 7/01/20 – RAAI Insured	1/17 at 100.00	A3	1,974,295
1,050	5.000%, 7/01/23 – RAAI Insured	1/17 at 100.00	A3	1,051,806
7,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	7,425,003
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2014E, 5.000%, 7/01/42	No Opt. Call	A	538,525
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
645	5.250%, 7/01/32 – AGC Insured	7/17 at 100.00	AA	655,281
185	5.250%, 7/01/37 – AGC Insured	7/17 at 100.00	AA	187,786
2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A–	2,123,420
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
1,105	5.000%, 7/01/25	7/21 at 100.00	A3	1,201,732
400	5.000%, 7/01/26	7/21 at 100.00	A3	433,856
500	5.000%, 7/01/27	7/21 at 100.00	A3	540,645
1,915	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	A3	2,077,564
1,275	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 10.00	A	1,371,403
7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	A	7,361,409
3,235	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K, 4.000%, 7/01/46	7/26 at 100.00	A–	3,042,356
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT:
2,650	5.000%, 12/01/41	6/26 at 100.00	AA	2,868,678
750	5.000%, 12/01/45	6/26 at 100.00	AA	809,423
3,905	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	4,207,481
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	4,312,720
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,610	5.000%, 7/01/32	7/24 at 100.00	AA–	2,926,019
2,740	5.000%, 7/01/33	7/24 at 100.00	AA–	3,060,005
900	5.000%, 7/01/34	7/24 at 100.00	AA–	1,001,277

16	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$7,475	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	AA	$8,357,269
68,645	Total Health Care			73,148,643
	Long-Term Care – 2.3% (1.5% of Total Investments)
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc., Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	BBB–	1,070,982
630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/46	9/26 at 100.00	N/R	586,681
1,500	Connecticut Housing Finance Authority, Special Needs Housing Mortgage Finance Program Special Obligation Bonds, Series 2002SNH-1, 5.000%, 6/15/32 – AMBAC Insured	6/17 at 100.00	N/R	1,501,140
1,285	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA–	1,399,930
4,515	Total Long-Term Care			4,558,733
	Tax Obligation/General – 27.7% (17.4% of Total Investments)
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
2,345	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	2,562,804
1,600	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,734,240
2,100	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 – AGM Insured	8/26 at 100.00	AA	2,267,454
5,100	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	AA–	5,642,232
2,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	AA–	2,536,862
2,740	Connecticut State, General Obligation Bonds, Refunding Series 2016B, 5.000%, 5/15/27	5/26 at 100.00	AA–	3,137,711
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA–	1,105,100
2,600	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	AA–	2,854,748
3,500	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	AA–	3,838,940
2,630	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	AA–	2,907,649
100	Greenwich, Connecticut, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/33	7/24 at 100.00	Aaa	104,957
	Hamden, Connecticut, General Obligation Bonds, Series 2016:
1,000	5.000%, 8/15/32 – BAM Insured	8/24 at 100.00	AA	1,091,340
250	4.000%, 8/15/34 – BAM Insured	8/24 at 100.00	AA	247,173
1,000	Hartford, Connecticut, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/31	4/23 at 100.00	BBB	990,350
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28	8/19 at 100.00	AA	934,189
2,000	Hartford, Connecticut, General Obligation Bonds, Series 2013B, 5.000%, 4/01/33	4/23 at 100.00	BBB	1,950,820
	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 8/15/32 – AGM Insured	8/26 at 100.00	AA	1,097,460
1,000	5.000%, 8/15/36 – AGM Insured	8/26 at 100.00	AA	1,083,090
985	New Haven, Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 8/01/33 – AGM Insured	8/24 at 100.00	AA	1,071,838
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
790	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	860,594
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,759,741
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	539,655
900	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	1,055,412
3,890	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2011G, 5.000%, 8/01/36	8/21 at 100.00	AA+	4,306,308
2,500	Stamford, Connecticut, General Obligation Bonds, Refunding Series 2014, 3.000%, 8/15/22	8/21 at 100.00	AAA	2,605,525
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/32	12/22 at 100.00	AA	675,024

NUVEEN	17

NTC	Nuveen Connecticut Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Suffield, Connecticut, General Obligation Bonds, Refunding Series 2005:
$800	5.000%, 6/15/17	No Opt. Call	AA+	$817,848
820	5.000%, 6/15/19	No Opt. Call	AA+	892,939
1,400	5.000%, 6/15/21	No Opt. Call	AA+	1,587,838
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
445	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	495,579
390	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	432,787
610	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	673,562
445	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	489,629
445	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	486,857
50,265	Total Tax Obligation/General			54,838,255
	Tax Obligation/Limited – 23.6% (14.8% of Total Investments)
2,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2012A, 5.000%, 1/01/33	No Opt. Call	AA	2,774,725
3,855	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA	4,325,657
1,380	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	AA	1,547,822
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A:
1,075	5.000%, 9/01/33	9/26 at 100.00	AA	1,203,430
5,925	5.000%, 9/01/34	9/26 at 100.00	AA	6,596,658
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2014A:
3,835	5.000%, 9/01/33	9/24 at 100.00	AA	4,308,239
1,000	5.000%, 9/01/34	9/24 at 100.00	AA	1,119,760
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
840	5.250%, 1/01/36	1/22 at 100.00	A	883,520
3,200	5.125%, 1/01/42	1/22 at 100.00	A	3,340,128
3,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	3,382,650
1,500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	2/17 at 100.00	AA	1,521,060
2,600	University of Connecticut, General Obligation Bonds, Series 2010A, 5.000%, 2/15/28	2/20 at 100.00	AA–	2,836,080
	University of Connecticut, General Obligation Bonds, Series 2013A:
2,290	5.000%, 8/15/20	No Opt. Call	AA–	2,542,335
2,500	5.000%, 8/15/32	8/23 at 100.00	AA–	2,792,000
760	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	AA–	847,408
	University of Connecticut, General Obligation Bonds, Series 2015A:
1,500	5.000%, 2/15/29	2/25 at 100.00	AA–	1,696,380
1,415	5.000%, 2/15/34	No Opt. Call	AA–	1,563,094
1,355	University of Connecticut, General Obligation Bonds, Series 2016A, 5.000%, 3/15/32	3/26 at 100.00	AA–	1,526,421
1,790	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,899,476
42,320	Total Tax Obligation/Limited			46,706,843
	Transportation – 0.2% (0.2% of Total Investments)
450	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	485,159
	U.S. Guaranteed – 12.5% (7.8% of Total Investments) (5)
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (5)	1,021,350
4,405	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (5)	4,509,795

18	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
$465	5.000%, 7/01/30 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	$476,062
735	5.000%, 7/01/37 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R (5)	752,486
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
420	5.250%, 7/01/32 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (5)	430,752
115	5.250%, 7/01/37 (Pre-refunded 7/01/17) – AGC Insured	7/17 at 100.00	AA (5)	117,944
4,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/35 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	4,628,603
775	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F, 5.125%, 7/01/35 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (5)	823,655
1,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (5)	1,407,871
1,125	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc., Series 2007, 5.500%, 8/15/27 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (5)	1,161,158
5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Series 2007A, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – AMBAC Insured	8/17 at 100.00	AA (5)	5,139,550
870	Hartford, Connecticut, General Obligation Bonds, Series 2009A, 5.000%, 8/15/28 (Pre-refunded 8/15/19)	8/19 at 100.00	AA (5)	952,206
40	New Haven, Connecticut, General Obligation Bonds, Series 2002A, 5.250%, 11/01/17 – AMBAC Insured (ETM)	2/17 at 100.00	A– (5)	41,388
1,010	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,143,623
1,725	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	2,079,488
23,065	Total U.S. Guaranteed			24,685,931
	Utilities – 6.5% (4.1% of Total Investments)
4,375	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	4,410,569
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 2016-XG0059:
1,295	15.226%, 1/01/32 (IF) (4)	1/23 at 100.00	Aa3	1,787,320
410	15.092%, 1/01/38 (IF) (4)	1/23 at 100.00	Aa3	551,331
	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A:
655	5.000%, 1/01/31	1/22 at 100.00	Aa3	721,876
500	5.000%, 1/01/32	1/22 at 100.00	Aa3	549,805
2,830	5.000%, 1/01/42	1/22 at 100.00	Aa3	3,075,587
1,765	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/17 at 100.00	A–	1,773,966
11,830	Total Utilities			12,870,454
	Water and Sewer – 18.0% (11.3% of Total Investments)
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30	8/24 at 100.00	AA	563,575
1,000	5.000%, 8/15/31	8/24 at 100.00	AA	1,123,960
500	5.000%, 8/15/32	8/24 at 100.00	AA	557,410
55	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	11/17 at 100.00	AA	55,161
2,050	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	2,166,502

NUVEEN	19

NTC	Nuveen Connecticut Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,125	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	$1,209,173
6,815	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Refunding Green Bond Series 2014A, 5.000%, 11/01/42	11/24 at 100.00	AA	7,561,310
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A:
4,100	5.000%, 4/01/36	4/22 at 100.00	AA	4,524,801
2,500	5.000%, 4/01/39	4/22 at 100.00	AA	2,751,225
795	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	AA–	867,305
	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-Second Series 2016B:
1,470	4.000%, 8/01/36	8/26 at 100.00	AA–	1,491,168
1,110	5.000%, 8/01/37	8/26 at 100.00	AA–	1,239,737
930	5.000%, 8/01/38	8/26 at 100.00	AA–	1,037,899
4,870	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	AA–	5,377,649
4,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/33	No Opt. Call	AA–	4,467,880
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	559,495
32,320	Total Water and Sewer			35,554,250
$291,680	Total Long-Term Investments (cost $310,411,911)			314,953,353
	Floating Rate Obligations – (6.4)%			(12,750,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (56.6)% (6)			(112,000,000)
	Other Assets Less Liabilities – 3.9%			7,769,885
	Net Assets Applicable to Common Shares – 100%			$197,973,238

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are recognized as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 35.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

20	NUVEEN

NMT
Nuveen Massachusetts Quality Municipal Income Fund
(formerly known as Nuveen Massachusetts Premium Income Municipal Fund)
	Portfolio of Investments	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.7% (100.0% of Total Investments)

	MUNICIPAL BONDS – 153.7% (100.0% of Total Investments)

	Education and Civic Organizations – 37.4% (24.3% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 2016-XG0070:
$1,880	15.530%, 10/01/48 (IF) (4)	10/23 at 100.00	A+	$2,598,968
575	15.443%, 10/01/48 (IF) (4)	10/23 at 100.00	A+	794,627
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Boston College Issue, Series 2013S, 5.000%, 7/01/38	7/23 at 100.00	AA–	2,437,556
1,400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,459,640
2,150	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2011B-1, 5.250%, 7/01/33 – AGM Insured	7/21 at 100.00	AA	2,367,408
1,995	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A–	2,183,867
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
450	3.500%, 7/01/35	7/25 at 100.00	AA	429,863
190	5.000%, 7/01/37	7/25 at 100.00	AA	208,755
550	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2012, 5.000%, 10/01/31	No Opt. Call	A2	612,205
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
875	5.000%, 3/01/39	3/24 at 100.00	A2	947,888
1,400	5.000%, 3/01/44	3/24 at 100.00	A2	1,512,000
500	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	No Opt. Call	BBB+	542,320
1,230	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2015, 5.000%, 7/01/33	7/25 at 100.00	AA	1,388,141
3,000	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	3,330,420
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q, 5.000%, 8/15/38	8/25 at 100.00	Aa2	978,320
500	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	512,430
1,365	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A1	1,473,736
295	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2016, 5.000%, 9/01/37	9/26 at 100.00	A1	324,872
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A+	3,810,329
5,275	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 – AGC Insured	1/18 at 100.00	A3	5,439,473
	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2016:
875	4.000%, 1/01/38	7/26 at 100.00	A+	879,830
675	5.000%, 1/01/40	7/26 at 100.00	A+	739,550

NUVEEN	21

NMT	Nuveen Massachusetts Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Development Finance Authority, Revenue Refunding Bonds, Boston University, Series 1999P:
$1,090	6.000%, 5/15/29	No Opt. Call	A1	$1,303,477
1,000	6.000%, 5/15/59	5/29 at 105.00	A1	1,210,510
280	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	292,541
635	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	672,910
255	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University, Series 2010A, 4.875%, 10/01/35	10/20 at 100.00	A2	276,308
2,030	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wheaton College Issues, Series 2010F, 5.000%, 1/01/41	1/20 at 100.00	A3	2,177,906
500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	537,445
1,510	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Lien Series 2009-1, 5.000%, 5/01/39	No Opt. Call	Aa2	1,615,232
2,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1, 5.000%, 11/01/44	11/24 at 100.00	Aa2	2,201,520
4,000	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1, 5.000%, 11/01/40	11/25 at 100.00	Aa2	4,462,679
44,555	Total Education and Civic Organizations			49,722,726
	Health Care – 30.2% (19.6% of Total Investments)
1,000	Massachusetts Development Finance Agency Revenue Bonds, Children's Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	1,117,230
1,340	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 5.000%, 7/01/41	7/26 at 100.00	A–	1,451,890
1,410	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A	1,547,503
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	1,075,680
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
895	5.000%, 10/01/29	10/21 at 100.00	A	965,884
700	5.000%, 10/01/31	10/21 at 100.00	A	750,820
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
265	5.000%, 7/01/36	7/26 at 100.00	BBB	278,799
850	5.000%, 7/01/37	7/26 at 100.00	BBB	892,220
415	4.000%, 7/01/38	7/26 at 100.00	BBB	385,979
1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding Series 2016-I, 5.000%, 7/01/37	7/26 at 100.00	A–	1,651,035
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A–	1,009,269
1,000	5.000%, 7/01/32	7/25 at 100.00	A–	1,111,950
500	5.000%, 7/01/33	7/25 at 100.00	A–	554,020
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Covenant Health System Obligated Group, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A–	1,069,720
2,800	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N, 5.000%, 12/01/46	12/26 at 100.00	A1	3,028,956
	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F:
1,345	5.000%, 8/15/35	8/25 at 100.00	A+	1,479,339
3,500	5.000%, 8/15/45	8/25 at 100.00	A+	3,784,444

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,080	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BBB–	$1,179,144
2,200	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-6, 5.375%, 7/01/41	7/20 at 100.00	AA	2,414,830
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/36	7/21 at 100.00	AA	1,106,300
820	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A3	883,763
	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G:
1,000	5.000%, 7/01/37	7/23 at 100.00	BBB+	1,048,510
2,200	5.000%, 7/01/44	7/23 at 100.00	BBB+	2,293,852
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.500%, 7/01/31	7/21 at 100.00	BBB+	546,225
445	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Healthcare, Refunding Series 2016I, 5.000%, 7/01/36	7/26 at 100.00	BBB+	475,376
945	Massachusetts Health and Educational Facilities Authority, Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32	7/17 at 100.00	AA	964,278
160	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	173,107
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA	541,810
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Children's Hospital, Series 2009M, 5.500%, 12/01/39	12/19 at 100.00	AA	2,179,700
2,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dana-Farber Cancer Institute, Series 2008K, 5.000%, 12/01/37	12/18 at 100.00	A1	2,629,875
1,495	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	1,514,719
37,265	Total Health Care			40,106,227
	Housing/Multifamily – 3.8% (2.5% of Total Investments)
500	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA	523,190
2,480	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB–	2,490,416
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2003H, 5.125%, 6/01/43	6/17 at 100.00	Aa2	2,001,480
4,980	Total Housing/Multifamily			5,015,086
	Long-Term Care – 3.6% (2.4% of Total Investments)
460	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	No Opt. Call	A–	502,923
285	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	308,461
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 5.250%, 1/01/26	1/23 at 100.00	BBB–	1,087,150
500	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28	11/23 at 100.00	N/R	528,670
2,410	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/17 at 101.00	N/R	2,427,858
4,655	Total Long-Term Care			4,855,062

NUVEEN	23

NMT	Nuveen Massachusetts Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 16.0% (10.4% of Total Investments)
$2,000	Hampden-Wilbraham Regional School District, Hampden County, Massachusetts, General Obligation Bonds, Series 2011, 5.000%, 2/15/41	2/21 at 100.00	Aa3	$2,179,680
1,250	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,356,850
1,010	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,149,804
2,440	Massachusetts State, General Obligation Bonds, Consolidated Loan, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA+	2,813,344
1,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.250%, 8/01/21 – AGM Insured	No Opt. Call	AA+	1,719,960
2,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	AA+	2,225,480
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding Series 2013, 4.000%, 1/15/30	1/23 at 100.00	AAA	1,037,940
1,775	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	1,965,688
1,760	Norwell, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/15/20 – FGIC Insured	No Opt. Call	AAA	1,960,182
	Quincy, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2011:
1,280	5.125%, 12/01/33	12/20 at 100.00	Aa2	1,408,205
2,000	5.250%, 12/01/38	12/20 at 100.00	Aa2	2,210,600
1,220	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	1/17 at 100.00	AA	1,250,085
19,235	Total Tax Obligation/General			21,277,818
	Tax Obligation/Limited – 16.9% (11.0% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	A	2,103,620
1,310	5.125%, 1/01/42	1/22 at 100.00	A	1,367,365
	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
400	5.000%, 1/01/37	1/22 at 100.00	A	415,060
1,055	5.000%, 1/01/42	1/22 at 100.00	A	1,094,235
855	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	946,126
1,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	1,113,020
770	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004C, 5.250%, 7/01/21	No Opt. Call	AA+	882,405
	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B:
360	5.000%, 5/01/39	5/24 at 100.00	AA	398,228
1,610	5.000%, 5/01/44	5/24 at 100.00	AA	1,774,301
1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,184,290
855	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	943,971
1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Refunding Series 2015C, 5.000%, 8/15/37	8/25 at 100.00	AA+	1,515,888
1,875	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/38	5/23 at 100.00	AA+	2,073,938
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B:
975	5.000%, 10/15/35	No Opt. Call	AA+	1,085,643
1,000	5.000%, 10/15/41	10/21 at 100.00	AA+	1,113,480
1,070	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA–	1,172,656

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,500	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Series 2013A, 5.000%, 6/01/38	6/21 at 100.00	AAA	$1,662,360
520	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	551,803
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,061,160
20,505	Total Tax Obligation/Limited			22,459,549
	Transportation – 9.2% (6.0% of Total Investments)
400	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	435,732
1,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	1,101,300
1,000	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/33	7/22 at 100.00	AA	1,117,410
	Massachusetts Port Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 7/01/39	7/24 at 100.00	AA	1,108,280
2,500	5.000%, 7/01/44	7/24 at 100.00	AA	2,760,150
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
715	5.000%, 7/01/40	7/25 at 100.00	AA	796,167
1,000	5.000%, 7/01/45	7/25 at 100.00	AA	1,108,820
1,400	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA–	1,421,686
1,225	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	N/R	1,229,410
730	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	802,285
330	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	355,783
11,300	Total Transportation			12,237,023
	U.S. Guaranteed – 22.8% (14.8% of Total Investments) (5)
500	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Senior Lien Series 2010A, 5.000%, 11/01/30 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (5)	550,600
450	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (ETM)	No Opt. Call	N/R (5)	456,984
	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C:
25	5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (5)	26,521
975	5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (5)	1,034,300
2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 (Pre-refunded 5/01/18) – AGC Insured	5/18 at 100.00	AA (5)	2,636,325
750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	A+ (5)	823,478
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (5)	1,138,820
1,595	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 (Pre-refunded 9/01/17) – NPFG Insured	9/17 at 100.00	AA– (5)	1,644,620
4,675	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	A3 (5)	4,873,359
1,055	Massachusetts Health and Educational Facilities Authority, Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (5)	1,080,404
410	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	AA– (5)	455,461

NUVEEN	25

NMT	Nuveen Massachusetts Quality Municipal Income Fund
	Portfolio of Investments (continued)	November 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008:
$3,380	5.375%, 2/01/26 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	AA– (5)	$3,615,485
600	5.375%, 2/01/27 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	AA– (5)	641,802
770	5.375%, 2/01/28 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	AA– (5)	823,646
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009:
2,000	5.375%, 2/01/27 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	AA– (5)	2,139,340
1,500	5.375%, 2/01/28 (Pre-refunded 8/01/18) – NPFG Insured	8/18 at 100.00	AA– (5)	1,604,505
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28 (Pre-refunded 8/15/17)	8/17 at 100.00	A+ (5)	1,547,040
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 5.500%, 10/15/31 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa1 (5)	1,667,145
350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	Aa2 (5)	374,122
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A:
1,870	5.000%, 8/15/37 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	Aa2 (5)	1,924,155
5	5.000%, 8/15/37 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA+ (5)	5,145
95	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28 (Pre-refunded 8/01/17)	8/17 at 100.00	Aa1 (5)	97,625
1,065	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	1,175,792
28,570	Total U.S. Guaranteed			30,336,674
	Utilities – 4.7% (3.0% of Total Investments)
2,580	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	2,803,351
1,265	Massachusetts Clean Energy Cooperative Corporation, Revenue Bonds, Massachusetts Municipal Lighting Plant Cooperative, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A1	1,403,973
2,010	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	2,023,588
5,855	Total Utilities			6,230,912
	Water and Sewer – 9.1% (6.0% of Total Investments)
565	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	A–	616,505
735	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A–	792,418
415	Lynn Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	6/17 at 100.00	AA–	416,212
2,300	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015, 5.000%, 2/01/45	2/24 at 100.00	AAA	2,575,770
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	2/17 at 100.00	AAA	60,204
400	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	2/17 at 100.00	AAA	401,452
1,820	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Bonds Series 2016C, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,050,194
	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B:
455	5.000%, 8/01/40	8/26 at 100.00	AA+	512,548
1,000	4.000%, 8/01/40	8/26 at 100.00	AA+	1,013,590
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,098,940

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,405	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28	8/17 at 100.00	AA+	$1,439,844
720	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA	796,198
	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2014A:
185	5.000%, 7/15/22	No Opt. Call	AA–	212,711
150	5.000%, 7/15/23	No Opt. Call	AA–	174,276
11,210	Total Water and Sewer			12,160,862
$188,130	Total Long-Term Investments (cost $196,900,375)			204,401,939
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference – (55.6)% (6)			(74,000,000)
	Other Assets Less Liabilities – 1.9%			2,585,223
	Net Assets Applicable to Common Shares – 100%			$132,987,162

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 36.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

NUVEEN	27

Statement of
	Assets and Liabilities	November 30, 2016 (Unaudited)

	Connecticut	Massachusetts
	Quality	Quality
	Income	Income
	(NTC )*	(NMT	)**
Assets
Long-term investments, at value (cost $310,411,911 and $196,900,375, respectively)	$314,953,353	$204,401,939
Cash	—	169,734
Receivable for:
Interest	4,725,866	3,031,290
Investments sold	4,601,750	2,341,452
Other assets	12,013	663
Total assets	324,292,982	209,945,078
Liabilities
Cash overdraft	432,219	—
Floating rate obligations	12,750,000	—
Payable for:
Dividends	712,968	506,222
Interest	136,574	90,236
Investments purchased	—	2,206,587
Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs (liquidation preference $112,000,000 and $74,000,000, respectively)	111,979,000	73,970,408
Accrued expenses:
Management fees	165,444	108,910
Trustees fees	14,127	2,345
Other	129,412	73,208
Total liabilities	126,319,744	76,957,916
Net assets applicable to common shares	$197,973,238	$132,987,162
Common shares outstanding	14,533,976	9,348,160
Net asset value ("NAV") per common share outstanding	$13.62	$14.23
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$145,340	$93,482
Paid-in surplus	200,637,490	129,748,892
Undistributed (Over-distribution of) net investment income	(110,164)	101,408
Accumulated net realized gain (loss)	(7,240,870)	(4,458,184)
Net unrealized appreciation (depreciation)	4,541,442	7,501,564
Net assets applicable to common shares	$197,973,238	$132,987,162
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

*	Formerly known as Connecticut Premium Income.
**	Formerly known as Massachusetts Premium Income.

See accompanying notes to financial statements.

28	NUVEEN

Statement of
	Operations	Six Months Ended November 30, 2016 (Unaudited)

	Connecticut	Massachusetts
	Quality	Quality
	Income	Income
	(NTC )	(NMT )
Investment Income	$6,313,183	$4,290,010
Expenses
Management fees	1,029,416	678,225
Interest expense and amortization of offering costs	1,050,155	572,320
Custodian fees	20,876	16,940
Trustees fees	4,829	3,259
Professional fees	15,850	14,451
Shareholder reporting expenses	17,681	10,235
Shareholder servicing agent fees	13,216	10,205
Stock exchange listing fees	3,916	3,916
Investor relations expenses	13,137	9,062
Other	11,712	14,307
Total expenses	2,180,788	1,332,920
Net investment income (loss)	4,132,395	2,957,090
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(139,211)	(69,050)
Change in net unrealized appreciation (depreciation) of investments	(18,207,845)	(10,090,512)
Net realized and unrealized gain (loss)	(18,347,056)	(10,159,562)
Net increase (decrease) in net assets applicable to common shares from operations	$(14,214,661)	$(7,202,472)
See accompanying notes to financial statements.

NUVEEN	29

Statement of
	Changes in Net Assets	(Unaudited)

	Connecticut		Massachusetts
	Quality Income (NTC)		Quality Income (NMT)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	11/30/16	5/31/16	11/30/16	5/31/16
Operations
Net investment income (loss)	$4,132,395	$9,744,068	$2,957,090	$6,473,183
Net realized gain (loss) from investments	(139,211)	776,785	(69,050)	(382,258)
Change in net unrealized appreciation (depreciation) of investments	(18,207,845)	7,661,915	(10,090,512)	6,805,418
Net increase (decrease) in net assets applicable to common shares from operations	(14,214,661)	18,182,768	(7,202,472)	12,896,343
Distributions to Common Shareholders
From net investment income	(4,600,004)	(9,974,668)	(3,225,002)	(6,631,609)
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,600,004)	(9,974,668)	(3,225,002)	(6,631,609)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	20,110	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	20,110	—
Net increase (decrease) in net assets applicable to common shares	(18,814,665)	8,208,100	(10,407,364)	6,264,734
Net assets applicable to common shares at the beginning of period	216,787,903	208,579,803	143,394,526	137,129,792
Net assets applicable to common shares at the end of period	$197,973,238	$216,787,903	$132,987,162	$143,394,526
Undistributed (Over-distribution of)net investment income at the end of period	$(110,164)	$357,445	$101,408	$369,320
See accompanying notes to financial statements.

30	NUVEEN

Statement of
	Cash Flows	Six Months Ended November 30, 2016 (Unaudited)

	Connecticut	Massachusetts
	Quality	Quality
	Income	Income
	(NTC )	(NMT )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(14,214,661)	$(7,202,472)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(40,833,429)	(11,790,131)
Proceeds from sales and maturities of investments	40,223,593	11,068,416
Taxes paid	(104)	—
Amortization/(Accretion) of premiums and discounts, net	1,137,237	627,661
Amortization of deferred offering costs	13,483	22,192
(Increase) Decrease in:
Receivable for interest	72,109	(56,179)
Receivable for investments sold	(3,976,750)	(191,452)
Other assets	2,701	4,123
Increase (Decrease) in:
Payable for interest	15,657	7,076
Payable for investments purchased	(3,351,897)	2,206,587
Accrued management fees	(8,194)	(2,960)
Accrued Trustees fees	3,128	1,581
Accrued other expenses	59,795	(14,122)
Net realized (gain) loss from investments	139,211	69,050
Change in net unrealized (appreciation) depreciation of investments	18,207,845	10,090,512
Net cash provided by (used in) operating activities	(2,510,276)	4,839,882
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	432,219	(1,438,400)
Proceeds from VMTP Shares issued, at liquidation preference	6,000,000	—
Cash distributions paid to common shareholders	(4,687,093)	(3,231,748)
Net cash provided by (used in) financing activities	1,745,126	(4,670,148)
Net Increase (Decrease) in Cash	(765,150)	169,734
Cash at the beginning of period	765,150	—
Cash at the end of period	$—	$169,734

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
Supplemental Disclosure of Cash Flow Information	(NTC	)	(NMT	)
Cash paid for interest (excluding amortization of offering costs)	$876,015		$543,051
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—		20,110
See accompanying notes to financial statements.

NUVEEN	31

Financial
Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders			Common Share

							From
							Accum-		Discount
	Beginning	Net		Net		From	ulated		Per
	Common	Investment		Realized/		Net	Net		Share			Ending
	Share	Income		Unrealized		Investment	Realized		Repurchased		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	and Retired		NAV	Price
Connecticut Quality Income (NTC)
Year Ended 5/31:
2017(e)	$14.92	$0.28		$(1.26)	$(0.98)	$(0.32)	$—	$(0.32)	$—		$13.62	$12.34
2016	14.35	0.67		0.59	1.26	(0.69)	—	(0.69)	—		14.92	13.54
2015	14.33	0.70		(0.01)	0.69	(0.68)	—	(0.68)	0.01		14.35	12.62
2014	15.00	0.60		(0.59)	0.01	(0.68)	— *	(0.68)	—	*	14.33	12.68
2013	15.34	0.56		(0.19)	0.37	(0.70)	(0.01)	(0.71)	—		15.00	13.65
2012	14.22	0.58		1.29	1.87	(0.71)	(0.04)	(0.75)	—		15.34	14.19

Massachusetts Quality Income (NMT)
Year Ended 5/31:
2017(e)	15.34	0.32		(1.08)	(0.76)	(0.35)	—	(0.35)	—		14.23	13.43
2016	14.67	0.69		0.69	1.38	(0.71)	—	(0.71)	—		15.34	14.99
2015	14.65	0.65		0.05	0.70	(0.68)	—	(0.68)	—		14.67	13.14
2014	15.12	0.58		(0.37)	0.21	(0.67)	(0.01)	(0.68)	—		14.65	13.33
2013	15.45	0.62		(0.19)	0.43	(0.71)	(0.05)	(0.76)	—		15.12	13.64
2012	14.16	0.67		1.44	2.11	(0.77)	(0.05)	(0.82)	—		15.45	15.12

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

32	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	(Loss	)	Rate	(d)

(6.74)%	(6.74)%	$197,973	1.95	%**	3.89	%**	12%
8.97	13.19	216,788	1.66		4.61		11
4.96	5.03	208,580	1.68		4.85		15
0.41	(1.72)	209,562	2.88		4.33		17
2.35	1.02	220,267	2.68		4.05		12
13.45	13.59	82,318	3.08		3.93		11

(5.12)	(8.30)	132,987	1.85	**	4.11	**	5
9.64	20.01	143,395	1.62		4.65		13
4.84	3.75	137,130	1.96		4.57		14
1.61	2.96	69,987	3.09		4.17		18
2.81	(5.18)	72,250	2.86		3.99		10
15.29	17.78	73,758	3.03		4.48		12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Connecticut Quality Income (NTC)
Year Ended 5/31:
2017(e)	0.90	%**
2016	0.60
2015	0.58
2014	1.71
2013	1.55
2012	1.54

Massachusetts Quality Income (NMT)
Year Ended 5/31:
2017(e)	0.80	%**
2016	0.58
2015	0.86
2014	1.71
2013	1.64
2012	1.74

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended November 30, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

NUVEEN	33

Financial Highlights (Unaudited) (continued)

	MTP Shares		VMTP Shares
	at the End of Period (a)		at the End of Period

	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $10	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Connecticut Quality Income (NTC)
Year Ended 5/31:
2017(c)	$—	$—	$112,000	$276,762
2016	—	—	106,000	304,517
2015	—	—	106,000	296,773
2014	—	—	106,000	297,700
2013	105,500	30.88	—	—
2012	36,080	32.82	—	—

Massachusetts Quality Income (NMT)
Year Ended 5/31:
2017(c)	—	—	74,000	279,712
2016	—	—	74,000	293,776
2015	—	—	74,000	285,311
2014	36,645	29.10	—	—
2013	36,645	29.72	—	—
2012	36,645	30.13	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015		2014		2013		2012
Connecticut Quality Income (NTC)
Series 2015 (NTC PRC)
Ending Market Value per Share	$—		$—		$10.06		$10.05
Average Market Value per Share	—		10.03	ΩΩ	10.07		10.08
Series 2016 (NTC PRD)
Ending Market Value per Share	—		—		10.07		10.10
Average Market Value per Share	—		10.03	ΩΩ	10.11		10.06
Series 2015 (NTC PRE) (b)
Ending Market Value per Share	—		—		10.07		—
Average Market Value per Share	—		10.03	ΩΩ	10.06	Ω	—
Series 2015-1 (NTC PRF) (b)
Ending Market Value per Share	—		—		10.06		—
Average Market Value per Share	—		10.03	ΩΩ	10.07	Ω	—
Series 2015-1 (NTC PRG) (b)
Ending Market Value per Share	—		—		10.08		—
Average Market Value per Share	—		10.03	ΩΩ	10.08	Ω	—

Massachusetts Quality Income (NMT)
Series 2015 (NMT PRC)
Ending Market Value per Share	$—		$10.06		$10.07		$10.10
Average Market Value per Share	10.02	ΩΩΩ	10.04		10.09		10.08
Series 2016 (NMT PRD)
Ending Market Value per Share	—		10.06		10.12		10.10
Average Market Value per Share	10.03	ΩΩΩ	10.06		10.11		10.08
Series 2015 (NMT PRE) (b)
Ending Market Value per Share	—		10.06		10.09		10.10
Average Market Value per Share	10.00	∆	10.04		10.08		10.07
Series 2015-1 (NMT PRF) (b)
Ending Market Value per Share	—		10.02		10.05		10.10
Average Market Value per Share	10.00	∆	10.04		10.09		10.08

(b)	MTP Shares issued in connection with the reorganizations.
(c)	For the six months ended November 30, 2016.
Ω	For the period July 9, 2012 (effective date of the reorganizations) through May 31, 2013.
ΩΩ	For the period June 1, 2013 through March 3, 2014.
ΩΩΩ	For the period June 1, 2014 through July 11, 2014.
∆	For the period June 9, 2014 (effective date of the reorganizations) through July 11, 2014.

See accompanying notes to financial statements.

34	NUVEEN

Notes to  Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

• Nuveen Connecticut Quality Municipal Income Fund (NTC) ("Connecticut Quality Income (NTC)")
• Nuveen Massachusetts Quality Municipal Income Fund (NMT) ("Massachusetts Quality Income (NMT)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Connecticut Quality Income (NTC) and Massachusetts Quality Income (NMT) were organized as Massachusetts business trusts on January 12, 1993.
The end of the reporting period for the Funds is November 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2016 (the "current fiscal period").
Effective December 28, 2016, subsequent to the end of the reporting period, Connecticut Quality Income (NTC) changed its name from Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium Income") and Massachusetts Quality Income (NMT) changed its name from Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium Income").
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Effective August 5, 2016, Connecticut Quality Income (NTC) and Massachusetts Quality Income (NMT) have added an investment policy to limit the amount of securities subject to the alternative minimum tax ("AMT") to no more than 20% of each Fund's managed assets (as defined in Note 7 –Management Fees and Other Transactions with Affiliates).
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities,

36	NUVEEN

the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Connecticut Quality Income (NTC)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$314,953,353	$—	$314,953,353
Massachusetts Quality Income (NMT)
Long-Term Investments*:
Municipal Bonds	$—	$204,401,939	$—	$204,401,939

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements.Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances) and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
Floating Rate Obligations Outstanding	(NTC	)	(NMT	)
Floating rate obligations: self-deposited Inverse Floaters	$12,750,000		$—
Floating rate obligations: externally-deposited Inverse Floaters	5,085,000		7,325,000
Total	$17,835,000		$7,325,000

38	NUVEEN

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
Self-Deposited Inverse Floaters	(NTC	)	(NMT	)
Average floating rate obligations outstanding	$12,750,000		$—
Average annual interest rate and fees	1.16%		—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
Floating Rate Obligations – Recourse Trusts	(NTC	)	(NMT	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$12,750,000		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	5,085,000		7,325,000
Total	$17,835,000		$7,325,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
 Transactions in common shares for the following Fund during the Funds' current and prior fiscal period, where applicable, were as follows:

Massachusetts
Quality Income (NMT)
	Six Months	Year
	Ended	Ended
	11/30/16	5/31/16
Common shares:
Issued to shareholders due to reinvestment of distributions	1,283	—
Preferred Shares
Variable Rate MuniFund Term Preferred Shares
 The Funds have issued and have outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
Connecticut Quality Income (NTC)	2019	1,120	$112,000,000

Massachusetts Quality Income (NMT)	2017	740	$74,000,000
During the current fiscal period, Connecticut Quality Income (NTC) refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing Connecticut Quality Income (NTC) issued an additional $6,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem certain of the VMTP Shares if a Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
Connecticut Quality Income (NTC)	2019	September 1, 2019	August 31, 2017
Massachusetts Quality Income (NMT)	2017	August 1, 2017	June 30, 2015

40	NUVEEN

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
	(NTC	)	(NMT	)
Average liquidation preference of VMTP Shares outstanding	$108,983,607		$74,000,000
Annualized dividend rate	1.50%		1.48%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's initial offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Variable Rate MuniFund Term Preferred ("VMTP") shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Connecticut Quality Income (NTC) incurred offering costs of $145,000 in connection with its issuance of Series 2019 VMTP Shares, which was expensed as incurred and is recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Preferred Share Transactions

Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	November 31, 2016
Connecticut Quality Income (NTC)	Series	Shares	Amount
VMTP Shares issued	2019	1,120	$112,000,000
VMTP Shares exchanged	2017	(1,060)	(106,000,000)
Net increase (decrease)		60	$6,000,000
5. Investment Transactions
 Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
	(NTC	)	(NMT	)
Purchases	$40,833,429		$11,790,031
Sales and maturities	40,223,593		11,068,416
6. Income Tax Information
 Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

NUVEEN	41

Notes to Financial Statements (Unaudited) (continued)
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
	(NTC	)	(NMT	)
Cost of investments	$297,588,541		$196,843,588
Gross unrealized:
Appreciation	$9,964,494		$9,065,670
Depreciation	(5,349,682)		(1,507,319)
Net unrealized appreciation (depreciation) of investments	$4,614,812		$7,558,351
Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, expiration of capital loss carryforwards and nondeductible reorganization expenses resulted in reclassifications among the Funds' components of common share net assets as of May 31, 2016, the Funds' last tax year end, as follows:

	Connecticut	Massachusetts
	Quality	Quality
	Income	Income
	(NTC )	(NMT	)
Paid-in surplus	$(58,349)	$(259,442)
Undistributed (Over-distribution of) net investment income	87,663	36,864
Accumulated net realized gain (loss)	(29,314)	222,578
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2016, the Funds' last tax year end, were as follows:

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
	(NTC	)	(NMT	)
Undistributed net tax-exempt income[1]	$1,206,431		$951,923
Undistributed net ordinary income[2]	7,085		—
Undistributed net long-term capital gains	—		—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 2, 2016, paid on June 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
	(NTC	)	(NMT	)
Distributions from net tax-exempt income	$11,024,024		$7,357,278
Distributions from net ordinary income[2]	33,762		15,643
Distributions from net long-term capital gains	—		—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

42	NUVEEN

As of May 31, 2016, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Connecticut		Massachusetts
	Quality		Quality
	Income		Income
	(NTC	)	(NMT	)
Expiration:
May 31, 2017	$—		$24,486
May 31, 2018	—		62,941
Not subject to expiration	7,101,763		4,301,707
Total	$7,101,763		$4,389,134
As of May 31, 2016, the Fund's last tax year end, $215,629 of Massachusetts Quality Income's (NMT) capital loss carryforward expired.
During the Funds' last tax year ended May 31, 2016, Connecticut Quality Income (NTC) utilized $492,909 of its capital loss carryforward.
7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period June 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Connecticut Quality Income (NTC)
Massachusetts Quality Income (NMT)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750
Effective August 1, 2016, annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Connecticut Quality Income (NTC)
Massachusetts Quality Income (NMT)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

NUVEEN	43

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rated, determined according to the following schedule by the Fund's daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2016, the complex-level fee for each Fund was 0.1621%.

Other Transactions with Affiliates
 The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in any inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.

44	NUVEEN

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9. New Accounting Pronouncements
Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2015-03: Interest-Imputation of Interest
The Funds have adopted the disclosure provisions of ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the Statement of Assets and Liabilities as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the Statement of Assets and Liabilities as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.
10. Subsequent Events
Fund Information
 As mentioned in Note 1 – General Information and Significant Accounting Policies, Connecticut Quality Income (NTC) changed its name from Connecticut Premium Income and Massachusetts Quality Income (NMT) changed its name from Massachusetts Premium Income, effective December 28, 2016.

NUVEEN	45

Additional Fund Information

Board of Trustees
William Adams IV* John K. Nelson	Margo Cook* William J. Schneider	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Terence J. Toth	Albin F. Moschner Margaret L Wolff
* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787
Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NTC	NMT
Common shares repurchased	—	—
FINRA BrokerCheck
 The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

46	NUVEEN

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

NUVEEN	47

Glossary of Terms Used in this Report (continued)

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Connecticut Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

48	NUVEEN

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	49

Notes

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
                     Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com
ESA-B-1116D 22025-INV-B-01/18

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Massachusetts Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: February 3, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: February 3, 2017